SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Highland Funds I

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

NEXPOINT EVENT DRIVEN FUND

(formerly, Highland Healthcare Opportunities Fund)

a series of

HIGHLAND FUNDS I

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

December 13, 2021

Dear Shareholder:

You are cordially invited to a Special Meeting of Shareholders of NexPoint Event Driven Fund (the “Fund”), a series of Highland Funds I (the “Trust”), to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on January 14, 2022, at 8:00a.m. Central Time (the “Special Meeting”).

At the Special Meeting, shareholders of the Fund will be asked to approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration (the “Proposal”). Details regarding the Proposal are more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

The Board of Trustees of the Trust has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as described in the Proxy Statement.

It is very important that your shares be represented at the Special Meeting. Whether or not you plan to attend, you are urged to please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Special Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

NEXPOINT EVENT DRIVEN FUND

(formerly, Highland Healthcare Opportunities Fund) a series of

HIGHLAND FUNDS I

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS TO BE

HELD ON JANUARY 14, 2022

A Special Meeting of Shareholders of NexPoint Event Driven Fund (the “Fund”), a series of Highland Funds I (the “Trust”), will be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on January 14, 2022, at 8:00 a.m. Central Time (the “Special Meeting”), for the following purposes:

1.	To approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration (the “Proposal”); and

2.	To transact such other business as may properly come before the Special Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote FOR the Proposal. The close of business on November 24, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponements thereof.

Please carefully read the enclosed proxy statement, as it discusses the Proposal in more detail. You are welcome to attend the Special Meeting in person. If you cannot attend in person, please vote by mail, telephone or internet. If voting by mail, telephone or internet, please follow the instructions on the enclosed proxy card.

Important Notice Regarding Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 14, 2022: Copies of these proxy materials, including this Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy, are available to you on the Internet at: www.eproxyaccess.com/nxe2022.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

December 13, 2021

Dallas, Texas

NEXPOINT EVENT DRIVEN FUND

(formerly, Highland Healthcare Opportunities Fund) a series of

HIGHLAND FUNDS I

300 Crescent Court

Suite 700

Dallas, Texas 75201

(866) 351-4440

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2022

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of NexPoint Event Driven Fund (the “Fund”), a series of Highland Funds I (the “Trust”), for use at a special meeting of the Fund’s shareholder to be held at 300 Crescent Court, Suite 700, Dallas, Texas 75201, on January 14, 2022, at 8:00 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Special Meeting”). The purpose of the Special Meeting is to consider a proposal to approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration (the “Proposal”).

Representatives of Highland Capital Management Fund Advisors, L.P. (the “Adviser”) will be available to answer any shareholder questions. This Proxy Statement is being mailed to eligible shareholders on or about December 13, 2021. To ask questions about this proxy statement, call our toll-free telephone number: (888) 426-0785.

This definitive Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and form of proxy are intended to be first mailed to shareholders on or about December 13, 2021.

Who is eligible to vote?

Fund shareholders of record on November 24, 2021 (the “Record Date”), are entitled to attend and vote at the Special Meeting or any adjourned meeting. Each whole share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of the Proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

The presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote shall constitute a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy, whether or not a quorum is present.

THE PROPOSAL: TO APPROVE AN AMENDMENT TO THE FUND’S CURRENT FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

The Board has unanimously approved and recommends that the shareholders of the Fund approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration in order to eliminate the requirement that the Fund concentrate its investments in the healthcare industry, as described below.

What is the fundamental investment policy regarding industry concentration?

The Investment Company Act of 1940 (the “1940 Act”) requires every mutual fund to adopt a fundamental investment policy regarding industry concentration. A mutual fund is considered by the Securities and Exchange Commission (“SEC”) staff to concentrate its investments in a particular industry or group of industries if it invests more than 25% of its total assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in a particular industry or group of industries. A “fundamental” policy may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

What is the proposed change to the Fund’s current fundamental investment policy regarding industry concentration?

Under the Fund’s current fundamental investment policy regarding industry concentration (the “Current Policy”), the Fund is required to concentrate its investments in the healthcare industry. Specifically, the Current Policy provides that:

The Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of healthcare companies (as defined in the Prospectus).

Based upon a recommendation of the Adviser, the Fund’s Board recommends amending the Current Policy to prohibit the Fund from concentrating its investments in any particular industry or group of industries, thereby eliminating the requirement to concentrate in the healthcare industry. Consequently, if the Proposal is approved, the following amended fundamental investment policy regarding industry concentration (the “Amended Policy”) will replace the Current Policy:

The Fund may not purchase any security that would cause the Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Why is the Fund proposing a change to its fundamental investment policy regarding industry concentration?

The Board has concluded that the change to the Fund’s fundamental investment policy regarding industry concentration is appropriate in order to align this policy with recently adopted Fund name and investment strategy changes, as described below.

At a board meeting held on September 17, 2021, the Adviser recommended, and the Board approved, certain changes related to repositioning the Fund’s investment strategy away from investing primarily in the securities of healthcare companies to, instead, seeking to invest primarily in securities that the Adviser expects to benefit from an event catalyst in any industry. Specific event catalysts include, but are not limited to: mergers, acquisitions, tender offers, asset sales or other divestitures, restructurings, refinancings, recapitalizations, reorganizations, other corporate events, macroeconomic and industry catalysts, or other special situations. Consequently, effective October 15, 2021, the Fund changed its name from the “Highland Healthcare Opportunities Fund” to the “NexPoint Event Driven Fund,” and the Fund supplemented its principal investment strategies to specify that it seeks to achieve its investment objective by primarily investing in equity, debt, and/or derivative securities of companies that the Adviser expects to benefit from an event catalyst. In addition, effective on or about January 3, 2022, the Fund’s current 80% non-fundamental policy of investing at least 80% of the value of its total assets in securities of healthcare companies will be removed, serving to provide the Fund’s portfolio management team with the added investment flexibility needed to pursue the Fund’s new “event driven” investment strategy. Following the January 2022 effective date, shareholders will receive an updated Summary Prospectus reflecting the removal of the 80% Policy and which will include additional disclosure regarding the Fund’s event-driven strategy.

At board meetings held on August 12, 2021 and September 17, 2021, the Board considered the Adviser’s recommendation with respect to changing the strategy of the Fund and its discussion of the same, including with respect to the recent growth of the Event Driven Category of mutual funds and the Adviser’s success in managing similar strategies, the benefits of preserving the Fund’s capital loss carry-forwards, the potential to gather additional assets under the Fund’s proposed new strategy, and the potential benefits of removing the requirement that the Fund invest at least 25% of its assets in the healthcare sector. Consequently, the Board unanimously determined that it was in the best interest of the Fund and its shareholders to approve the Amended Policy and to recommend that shareholders of the Fund vote FOR the Proposal.

What effect will amending the current fundamental investment policy regarding industry concentration have on the Fund?

Under the Current Policy, the Fund is required to concentrate its investments (i.e., to invest at least 25% of its assets) in healthcare industry securities. By eliminating this healthcare industry concentration requirement, the Fund will reduce its potential exposure to the healthcare industry and will have greater flexibility to be more diversified across industries. In addition, the Adviser believes that the Amended Policy will give the Adviser additional flexibility to buy and sell securities consistent with pursuing the Fund’s recently adopted “event driven” investment strategy. The proposed change to the industry concentration policy will not have any impact on the Fund’s current classification as a “non-diversified” fund, as that term is defined under the 1940 Act.

When will the Amended Policy be effective?

If shareholders approve the Proposal for the Fund, the Amended Policy will take effect shortly after the Special Meeting upon the filing of a supplement to the Fund’s Prospectus and Statement of Additional Information announcing the change to the fundamental policy regarding industry concentration. If shareholders do not approve the Proposal, the Fund will continue to operate with its current fundamental investment policy regarding industry concentration.

What is the Required Vote on the Proposal?

Approval of the Proposal requires the affirmative vote of (i) 67% or more of the shares present at the Special Meeting if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

ADDITIONAL INFORMATION

Voting Rights. Abstentions will be treated as votes present at the Special Meeting and therefore will be included for purposes of determining whether a quorum is present. However, abstentions will not be treated as votes cast at such Special Meeting. Abstentions, therefore, will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval. In contrast, broker “non-votes” (i.e., shares held in “street name” by brokers that indicate on their proxies that they do not have discretionary authority to vote such shares as to the approval of the Amended Policy) will not be treated as votes present at the Special Meeting and will not be treated as votes cast at such Special Meeting. Broker “non-votes”, therefore: (i) will not be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.

Shareholders of record of the Fund on the Record Date are entitled to vote at the Special Meeting. Each full share of the Fund is entitled to one vote and each fractional share is entitled to a vote equal to its fraction of a full share. All share classes of the Fund will vote together as one class.

The total number of shares of each class of the Fund outstanding as of the Record Date are set forth below.

	Class A	Class C	Class Z
Shares Outstanding	569,060.019	260,805.499	1,038,274.002

Quorum and Methods of Tabulation. A quorum is required for shareholders of the Fund to take action at the Special Meeting. One-third of the outstanding shares of the Fund, present at the Special Meeting in person or by proxy, constitutes a quorum.

All shares represented at the Special Meeting in person or by proxy will be counted for purposes of establishing a quorum. Shares represented by properly executed proxies with respect to which (i) a vote is withheld, or (ii) the shareholder abstains will be treated as present and entitled to vote for purposes of determining a quorum. Assuming the presence of a quorum, abstentions will have the effect of a vote against the Proposal. Broker “non-votes” will not be included for purposes of determining whether a quorum is present and will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.

We urge you to return the proxy as soon as possible with your vote in favor of the Proposal. As this matter is not routine, your broker may not be able to vote on your behalf unless specifically instructed. If your shares are held in an IRA account, you have the right to provide voting instructions to your IRA custodian with respect to those shares. If you do not provide voting instructions with respect to your shares, your IRA custodian may or may not, depending upon the terms of your IRA agreement, vote shares for which it has not received your voting instructions. Please consult your IRA agreement and/or financial advisor for more information.

Shareholder Proxies. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposal. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently-dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy. Attendance at the Special Meeting will not in and of itself revoke the proxy.

If you intend to vote in person at the Special Meeting, please call (888) 426-0785 to obtain important information regarding your attendance at the Special Meeting, including directions.

It is important that proxies be returned promptly. Therefore, whether or not you expect to attend the Special Meeting in person, you are urged to complete, sign and return the proxy in the enclosed stamped, self-addressed envelope as soon as possible. If voting by telephone or internet, please follow the instructions on the enclosed proxy card.

Delivery Requirements. The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (877) 665-1287.

Communications with Trustees. Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by web, by telephone or in person. Copies of the notice for the Special Meeting, this Proxy Statement and the form of proxy are available at www.eproxyaccess.com/nxe2022. The Fund has engaged Di Costa Partners, LLC at 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $10,000. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

Dissenters’ Right of Appraisal. Shareholders of the Fund have no appraisal or dissenters’ rights.

Other Business. The Board is not aware of any matters to be presented at the Special Meeting other than the Proposal. If other business should properly come before the Special Meeting, the persons named as proxies will vote thereon in their discretion.

Adjournment. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Special Meeting in person or by proxy, whether or not a quorum is present. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Proposal against such an adjournment. The costs of any additional solicitation and of any adjourned Special Meeting will be borne in the same manner as the other expenses associated with the Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JANUARY 14, 2022

Copies of these proxy materials, including the Notice for the Special Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at http://www.eproxyaceess.com/nxe2022. Copies of the proxy materials are available by calling (888) 426-0785.

SHARE OWNERSHIP

Five Percent Beneficial Ownership as of the Record Date

The following chart sets forth the names, addresses, and percentage ownership of those shareholders known by the Fund to own beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date:

Name and Address	Outstanding Shares Held	Percentage of Class (%)
NexPoint Event Driven Fund – Class A
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	223,225	39.19%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	76,975	13.52%

Name and Address	Outstanding Shares Held	Percentage of Class (%)
National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	70,315	12.35%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	44,278	7.77%

RBC Capital Markets, LLC Mutual Fund Omnibus Processing Attn: Mutual Fund Ops Manager 60 S 6TH ST # P08 Minneapolis MN 55402-4413	28,880	5.07%

NexPoint Event Driven Fund – Class C

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	66,446	25.48%

National Financial Services LLC For Exclusive Benefit of Our Customers, Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	55,489	21.28%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	30,290	11.61%

Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	18,863	7.23%

Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	14,322	5.49%

NexPoint Event Driven Fund – Class Z

Highland Global Allocation Fund 200 Crescent Ct, Suite 700 Dallas TX 75201-2116	706,236	68.02%

Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	61,704	5.94%

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	56,687	5.46%

Name and Address	Outstanding Shares Held	Percentage of Class (%)

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, NY 10004-1965	54,632	5.26%

Interests of Officers and Trustees

As of the Record Date, the Fund’s Trustees and officers as a group owned less than 1% of the outstanding shares of each class of the Fund.

ADDITIONAL FUND INFORMATION

Current Service Providers. Highland Capital Management Fund Advisors, L.P., located at 300 Crescent Court, Dallas, Suite 700, Texas 75201, serves as the investment adviser and administrator of the Fund. SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as sub-administrator to the Fund. The Fund’s principal underwriter is NexPoint Securities, Inc., whose address is 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Annual and Semi-Annual Report to Shareholders. Copies of the Fund’s Annual Report dated June 30, 2021 and Semi-Annual Report dated December 31, 2020 are available upon request, without charge, by calling toll-free (877) 665-1287.

Dallas, Texas

December 13, 2021

NXE-PS-2022

NEXPOINT EVENT DRIVEN FUND PO Box 9206, Canton, MA 02021-9905 VOTE BY MAIL Read the proxy statement. Check the appropriate box(es) on the reverse side of the proxy card. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. the Read proxy the proxy card statement at hand. and have 2. Go to www.proxyvotenow.com/nxe 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy the proxy card statement at hand. and have 2. Call toll-free 855-276-6786 3. Follow the simple instructions. NEXPOINT EVENT DRIVEN FUND (formerly, Highland Healthcare Opportunities Fund) SPECIAL MEETING OF SHAREHOLDERS January 14, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIGHLAND FUNDS I. The undersigned holder of shares of NexPoint Event Driven Fund (the “Fund”), a series of Highland Funds I (the ”Trust”), a Delaware statutory trust, hereby appoints Stephanie Vitiello and Will Mabry, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at 300 Crescent Court, Suite 700, Dallas, TX 75201, on January 14, 2022, at 8:00 a.m., Central Time, and at any adjournments or postponements thereof (the “Special Meeting”), and to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Special Meeting and Proxy Statement. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. 100102 CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on January 14, 2022. The proxy statement for this meeting is available at gwww.eproxyaccess.com/nxe2022 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE SIGNED HOLDER WILL BE VOTED IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAWS. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: FOR AGAINST ABSTAIN 1. To approve an amendment to the Fund’s current fundamental investment policy regarding industry concentration. 2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. 100102